                                                                    Exhibit 10.6

                                                                 EXECUTION COPY

                                    AMENDMENT NO. 1 dated as of April 1, 2005
                           (this "Amendment") to the RECEIVABLES PURCHASE
                           AGREEMENT dated as of November 30, 2004, as amended
                           through the date hereof (the "Agreement"), among
                           Affinia Receivables LLC, a Delaware limited liability
                           company ("Finance Subsidiary"), Affinia Group Inc., a
                           Delaware corporation ("Affinia Group"), as initial
                           Servicer (the "Servicer" and Performance Guarantor,
                           and together with Finance Subsidiary, the "Seller
                           Parties" and each a "Seller Party"), the entities
                           identified on the signature pages thereto as a
                           "Financial Institution" (together with any of their
                           respective successors and assigns thereunder, the
                           "Financial Institutions"), Park Avenue Receivables
                           Company LLC ("Conduit", and together with the
                           Financial Institutions, the "Purchasers") and
                           JPMorgan Chase Bank, N.A., as agent for the
                           Purchasers thereunder or any successor agent
                           thereunder (together with its successors and assigns
                           thereunder, the "Agent").

                  The parties hereto hereby agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used but not
otherwise defined herein will have the meanings as defined in the Agreement.

                  SECTION 2. AMENDMENTS TO DEFINITIONS. (a) The definition of
Default Trigger Ratio set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

                  "Default Trigger Ratio" means, at any time, a percentage equal to (i) the aggregate outstanding balance of all Adjusted
                  Receivables (other than Adjusted Receivables the Obligor of which is an Affiliate of any Seller Party) which are more than
                  60 and less than 91 days past due as of the last day of the most recently ended Accrual Period plus all Charged-Off
                  Receivables that are Adjusted Receivables (other than Adjusted
                  Receivables the Obligor of which is an Affiliate of any Seller
                  Party) written off during such Accrual Period, divided by (ii)
                  the aggregate outstanding balance of all Adjusted Receivables
                  (other than Adjusted Receivables the Obligor of which is an
                  Affiliate of any Seller Party) originated during the Accrual
                  Period which ended five Accrual Periods prior to such Accrual
                  Period.

                  (b) The definition of Delinquency Trigger Ratio set forth in
Schedule A to the Agreement is hereby amended in its entirety to read as follows:

                  "Delinquency Trigger Ratio" means, at any time, a percentage equal to (i) the aggregate outstanding balance of all Adjusted
                  Receivables (other than Adjusted Receivables the Obligor of which is an Affiliate of any Seller Party) that were
                  Delinquent Receivables as of the last day of the most recently ended Accrual Period, divided by (ii) the aggregate
                  outstanding balance of all Adjusted

                  Receivables (other than Adjusted Receivables the Obligor of which is an Affiliate of any Seller Party) as of the end of the most recently ended Accrual Period.

                  (c) The definition of Minimum Net Worth set forth in Schedule
A to the Agreement is hereby amended in its entirety to read as follows:

                  "Minimum Net Worth" means with respect to any Calculation
                  Period (as defined in the Receivables Sale Agreement), Net
                  Worth (as defined in the Receivables Sale Agreement) of at least 3% of the Purchase Limit as of the end of such
                  Calculation Period.

                  (d) The definition of Restricted Junior Payment set forth in
Schedule A to the Agreement is hereby amended in its entirety to read as follows:

                  "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Finance Subsidiary now or
                  hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Finance Subsidiary, (ii) any redemption, retirement,
                  sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Finance Subsidiary now or hereafter
                  outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement,
                  defeasance, sinking fund or similar payment and any claim for rescission with respect to the Capital Note and Intercompany
                  Note (each as defined in the Receivables Sale Agreement), (iv)
                  any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital
                  stock of Finance Subsidiary now or hereafter outstanding, and
                  (v) any payment of management fees by Finance Subsidiary
                  (except for reasonable management fees to Affinia Group or any
                  Seller or any Affiliate thereof in reimbursement of actual management services performed).

                  (e) The definition of Transaction Documents set forth in
Schedule A to the Agreement is hereby amended in its entirety to read as follows:

                  "Transaction Documents" means, collectively, this Agreement, the Performance Agreement, each Purchase Notice, the
                  Receivables Sale Agreement, each Control Agreement, the Fee
                  Letter, the Intercompany Note (as defined in the Receivables
                  Sale Agreement), the Capital Note (as defined in the
                  Receivables Sale Agreement), and all other instruments,
                  documents and agreements executed and delivered in connection herewith.

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                  SECTION 3. AMENDMENTS TO THE AGREEMENT. (a) Affirmative
Covenants of the Seller Parties. Section 7.1(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

                  (i) within 90 days after the end of each fiscal year of each
         Seller Party (other than Finance Subsidiary), its audited consolidated balance sheet and consolidated statements of income, retained earnings, stockholders' equity and cash flows as of the end of and for such fiscal year, and the related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Seller Party on a consolidated basis in accordance with GAAP consistently applied;

                  (b) Affirmative Covenants of the Seller Parties. Section
7.1(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

                  (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of each Seller Party (other than
         Finance Subsidiary), its consolidated balance sheet and consolidated statements of income, retained earnings, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then-elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of such Seller Party on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) Affirmative Covenants of the Seller Parties. Section
7.1(a)(vi) of the Agreement is hereby amended and restated in its entirety as follows:

                  (iii) [reserved];

                  (d) Section 7.1(a)(vii) of the Agreement is hereby amended and restated in its entirety as follows:

                  (iv) [reserved];

                  (e) Amortization Events. Section 9.1(a) of the Agreement is
hereby amended and restated in its entirety as follows:

                  (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of Capital, such failure continues for three (3) days, (ii) to perform or observe any term, covenant or agreement under Section 7.01(a) or (b) hereof, or (iii) to perform or observe any term, covenant or agreement in this Agreement (other than as referred to in

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         clauses (i) and (ii) of this paragraph (a) and paragraph 9.1(e)) and such failure shall continue for 30 consecutive Business Days.

                  (f) Amortization Events. Section 9.1(i) of the Agreement is
hereby amended and restated in its entirety as follows:

                  (i) As at the end of any calendar month, the average
         Delinquency Trigger Ratio for the three (3) preceding calendar months as reported in the applicable Monthly Reports exceeds 4.0%.

                  SECTION 4. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

                  SECTION 6. AGREEMENT IN FULL FORCE AND EFFECT. Except as
expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof
After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

                  SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof, upon satisfaction on or prior to the date hereof, of the following condition: this Amendment shall have been executed and delivered by the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                           AFFINIA RECEIVABLES LLC

                           By:  /s/  Tom Kaczynski
                              --------------------------------------------------
                           Name:  Tom Kaczynski
                           Title: Treasurer

                           PARK AVENUE RECEIVABLES COMPANY LLC

                           By:  /s/ Mark Connor
                              --------------------------------------------------
                                                Authorized Signatory

                           JPMORGAN CHASE BANK, N.A., as a Financial
                           Institution and as Agent

                           By:  /s/ Mark Connor
                              --------------------------------------------------
                           Name:  Mark Connor
                           Title: Vice President

Acknowledged on the date hereof by:

AFFINIA GROUP INC.

By:  /s/  Susan J. Stewart
   --------------------------------------------------
Name:  Susan J. Stewart
Title: Assistant Secretary

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